UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

Filed by the Registrant    ☑

Filed by a Party other than the Registrant    ☐

Check	the appropriate box:

☐    Preliminary Proxy Statement

☐    Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐    Definitive Proxy Statement

☑ Definitive	Additional Materials

☐    Soliciting Material Pursuant to § 240.14a-12

Newfield Exploration Company

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on May 2, 2013.

Meeting Information
NEWFIELD EXPLORATION COMPANY	Meeting Type:	Annual Meeting
	For holders as of:	March 8, 2013
	Date: May 2, 2013	Time: 8:30 a.m., Local Time
Location: The Woodlands Waterway Marriott Hotel
NEWFIELD EXPLORATION COMPANY 4 WATERWAY SQUARE PLACE SUITE 100 THE WOODLANDS, TX 77380	The Waterway 6 Ballroom
1601 Lake Robbins Drive
The Woodlands, TX 77380

You are receiving this communication because you hold shares in the above named company.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

M42886-P23408

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT 2012 ANNUAL REPORT AND 10-K WRAP
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 18, 2013 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

M42887-P23408

Voting Items

The Board of Directors recommends a vote “FOR” Proposals 1, 2, 3 and 4.

1.	Election of Directors

Nominees:

1a.	Lee K. Boothby

1b.	Pamela J. Gardner

1c.	John Randolph Kemp lll

1d.	Joseph H. Netherland

1e.	Howard H. Newman

1f.	Thomas G. Ricks

1g.	Juanita M. Romans

1h.	C. E. (Chuck) Shultz

1i.	Richard K. Stoneburner

1j.	J. Terry Strange

2.      Ratification of appointment of PricewaterhouseCoopers LLP as independent auditor for fiscal 2013.

3.      Advisory vote to approve named executive officer compensation.

4.      Approval of the First Amended and Restated Newfield Exploration Company 2011 Omnibus Stock Plan.

The Board of Directors recommends a vote “AGAINST” Proposal 5.

5.      Stockholder Proposal – Policy Requiring Independent Director with Environmental Expertise.

NOTE: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

M42888-P23408

M42889-P23408